Exhibit 32.2

CERTIFICATION OF CHIEF FINANCIAL OFFICER

 PURSUANT TO 18 U.S.C. SECTION 1350,

 AS ADOPTED PURSUANT TO

 SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, William F. Weissman, Chief Financial Officer of Kanbay International, Inc. (the “Company”), hereby certify that:

(1)             The Company’s annual report on Form 10-K, as amended, for the period ended December 31, 2005 (the “Form 10-K”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2)             The information contained in the Form 10-K, as amended, fairly presents, in all material respects, the financial condition and results of operations of the Company for the periods presented therein.

/s/ WILLIAM F. WEISSMAN
Chief Financial Officer
September 22, 2006